Intangible Assets, Net	12 Months Ended
Dec. 31, 2025
Intangible Assets, Net [Abstract]
Intangible assets, net

Note 9 – Intangible assets, net

The following table presents the Company’s intangible assets as of the respective balance sheet dates:

	As of December 31,	As of December 31,
	2025	2024
Land use right	$2,590,130	$2,482,727
License	4,097,440	3,804,294
Software	2,841,214	4,877,089
Patents	52,550	29,879,744
Technology	1,282,497	1,905,520
Long-term contract	5,347	4,964
Total	10,869,178	42,954,338
Accumulated amortization	(3,803,153)	(15,411,509)
Provision for impairment	(4,869,171)	(24,203,165)
Intangible assets, net	$2,196,854	$3,339,664

Amortization expense for the years ended December 31, 2025, 2024 and 2023 amounted to US$184,818, US$155,559 and US$481,728, respectively. The Company recorded impairment charges on intangible assets of US$1,096,816, nil and US$3,708,247 for the years ended December 31, 2025, 2024 and 2023, respectively. The approximately US$1.1 million impairment charges recorded in the year ended December 31, 2025 were recorded against a technology and a long-term contract and approximately US$3.7 million impairment charges recorded in the year ended December 31, 2023 was recorded against a license, as the carrying amount of these assets were deemed not recoverable due to the assets’ economic obsolescence identified during the periods. The impairment losses were included in the general and administrative expenses in the consolidated statements of operations and comprehensive loss.

Estimated future amortization expense related to intangible assets held as of December 31, 2025:

Year
2026	$62,313
2027	62,313
2028	60,562
2029	51,803
2030	51,803
Thereafter	1,908,060
Total	$2,196,854